UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 8, 2005

Napster, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-32373	77-0551214
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number

Napster, Inc.

9044 Melrose Ave.

Los Angeles, CA 90069

(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 281-5000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

On December 17, 2004, Napster, Inc. (formerly known as Roxio, Inc.) (the “Company”) completed the sale of its Consumer Software Division (“CSD”) to Sonic Solutions, a California corporation, for approximately $72.3 million in cash (of which approximately $2.3 million constituted payment under a working capital and channel inventory adjustment calculation) and 653,837 shares of Sonic Solutions common stock with a value as of December 17, 2004 of approximately $13.6 million. The sale was previously announced on the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 23, 2004. The Company is required to account for the disposed business as a discontinued operation in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.”

The purpose of this Current Report on Form 8-K is to update the following Items of the Company’s Form 10-K for the fiscal year ended March 31, 2004, originally filed with the Securities and Exchange Commission (“SEC”) on June 14, 2004, as amended by Amendments No. 1 and No. 2 to Annual Report on Form 10-K/A filed with the SEC on July 29, 2004 and November 15, 2004, respectively, in each case reclassifying CSD as a discontinued operation:

•	Part IV, Item 5(a): Audited Consolidated Financial Statements;

•	Part II, Item 6: Selected Historical Consolidated Selected Financial and Other Data;

•	Part II, Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations; and

•	Part II, Item 8: Supplemental Data.

This Form 8-K does not reflect events occurring after the filing of the Original Form 10-K, or modify or update the disclosures presented in the Original Form 10-K, Amendment No. 1 and Amendment No. 2, except to give effect to the reclassification of CSD as a discontinued operation and to include certain subsequent events in Footnote 18 to the Consolidated Financial Statements filed as Exhibit 99.1 hereto. The information filed with this Form 8-K should be read together with the Amendment No. 2 to Annual Report on Form 10-K/A, and the Company’s subsequent SEC filings, including its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

Exhibit No.	Exhibit

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Consolidated Financial Statements including Report of Independent Registered Public Accounting Firm

99.2	Selected Historical Consolidated Financial and Other Data

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations and Supplemental Data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2005

Napster, Inc. (Registrant)

By:	/s/ William E. Growney, Jr.
Name:	William E. Growney, Jr.
Title:	Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Consolidated Financial Statements including Report of Independent Registered Public Accounting Firm

99.2	Selected Historical Consolidated Financial and Other Data

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations and Supplemental Data

4